UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 21, 2007

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

0-20584

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2007, we entered into an underwriting agreement with Morgan Stanley & Co. Incorporated and UBS Securities LLC, as underwriters, in connection with our previously announced public offering. We agreed to sell an aggregate of 5,000,000 shares of our common stock to the underwriters at a price of $12.89062 per share, representing a discount of $0.85938 per share from the public offering price of $13.75 per share. We also granted the underwriters a 30-day option to purchase up to an additional 750,000 shares to cover over-allotments.

The closing of the sale is expected to occur on March 27, 2007. The obligations of the underwriters to purchase the shares are subject to numerous conditions relating to, among other things, the absence of any material adverse change, the accuracy of our representations and warranties, the delivery of various legal opinions, the delivery of various certificates and the delivery and confirmation of accountants’ comfort letters.

We also agreed to comply with various covenants regarding, among other things, restrictions on our ability to issue and sell shares of our common stock or other securities (with some exceptions for issuances and sales under our current equity plans and for our current obligations), our indemnification and contribution obligations to the underwriters, and the disclosure of material events.

A copy of the underwriting agreement, including the pricing term sheet incorporated therein, is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On March 22, 2007, we filed a final prospectus supplement with the Securities and Exchange Commission in connection with our previously announced public offering. We are filing as Exhibit 5.1 to this current report on 8-K the legal opinion of Foley Hoag LLP as to the validity of the securities being offered in the public offering (including its consent to the filing thereof).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Title

1.1	Underwriting Agreement dated March 21, 2007, by and among Abiomed, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC.

5.1	Opinion of Foley Hoag LLP.

23.1	Consent of Foley Hoag LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/S/ DANIEL J. SUTHERBY
Daniel J. Sutherby Chief Financial Officer

Date: March 26, 2007

Exhibit Index

Number	Title

1.1	Underwriting Agreement dated March 21, 2007, by and among Abiomed, Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC.

5.1	Opinion of Foley Hoag LLP.

23.1	Consent of Foley Hoag LLP (included in Exhibit 5.1).